Exhibit 10.3

                                                                 October 6, 2003

FIRST AMENDMENT TO THE A.I.R. STANDARD IDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -NET DATED JUNE 19,1995 BETWEEN MOEN DEVELOPMENT, LESSOR, AND MDC RESEARCH LIMITED, A CALIFORNIA CORPORATION, A WHOLLY OWNED SUBSIDIARY OF THE MED-DESIGN CORPORATION, A DELAWARE CORPORATION, LESSEE, FOR THE PREMISES AT 2810 BUNSEN AVENUE, VENTURA, CALIFORNIA.

As indicated in the subject Lease, Lessee has a second option ("Second Option") to extend the term of the Lease for on additional thirty-six (36) months. In correspondence dated April 30, 2003. Lessee exercised Lessee's Second Option.

Lessor and Lessee hereby agree to modify the terms and conditions of the Second Option as follows. All other terms and conditions of the Lease remain unchanged.

                                       I.

Lessor and Lessee hereby agree that the term of the Second Option shall be five
(5) years commencing November 1, 2003 and laminating on October 31, 2008.

                                       II.

Lessor and Lessee hereby agree that the monthly Base Rent for the initial year of the term shall be $15,310.50 (25,950 s.f. x $.59/s.f./mo.) with Lessee responsible for real estate taxes, property insurance and facility maintenance.

                                      III.

Lessor and Lessee hereby agree that the Base Rent shall be increased annually by three percent (3%) for the second (2nd) through fifth (5th) years of the Second Option term. The monthly Base Rent is as follows:

                                         Monthly
Period                                   Base Rent
------                                   ---------

November 1, 2004 - October 31, 2005      $15.769.81
November 1, 2005 - October 31, 2006      $16,242.90
November 1, 2006 - October 31, 2007      S16.730.19
November 1, 2007 - October 31, 2008      $17,232.09

LESSOR:                                  LESSEE:
Moen Development                         MDC Research Limited, a
                                         California Corporation, a Wholly
                                         Owned Subsidiary of the Med-
                                         Design Corporation, a Delaware
                                         Corporation

By:                                      By:  /s/ James M. Donegan
   ----------------------                   -------------------------
        Greg Moen                             James M. Donegan, CEO

Date:                                    Date:      10/31/03
     --------------------                     -----------------------

By:______________________                By:  /s/ Lawrence D. Ellis
                                            -------------------------
        Deborah Moen                          Lawrence D. Ellis, CFO

Date:                                    Date:      10/31/03
     --------------------                     -----------------------